Exhibit 99.1

FOR IMMEDIATE RELEASE

Q2 Holdings, Inc. Announces First Quarter 2020 Financial Results

AUSTIN, Texas (May 6, 2020)-Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of digital transformation solutions for banking and lending, today announced results for its first quarter ending March 31, 2020.

“Over the past 90 days, we have been carefully monitoring and assessing the effects of COVID-19, with our top priority being to protect the health and safety of our employees, our customers and our partners and suppliers. As our customers shift their near-term focus to ensuring business continuity and providing immediate support to the communities they serve, we are aligning our resources to correspond with those objectives and are continuing to strategically invest across our organization to position us to increase revenues and to improve operating efficiencies over the longer term. We are handling record login volumes as our customers have played a pivotal role in the disbursement of funds to both consumers and small businesses as a part of the Coronavirus Aid, Relief, and Economic Security (CARES) Act. We believe that although the COVID-19 pandemic creates significant risks and uncertainties for our clients, their customers, our partners and suppliers, our employees and our business generally, it also could accelerate the transition to digital financial solutions and that our portfolio of digital financial services solutions and our position and reputation in the market provide us with an opportunity to continue to serve clients and grow our business.

I am encouraged by how our employees and customers have responded to the crisis thus far, and we will continue to navigate these unprecedented challenges together,” said Matt Flake, CEO of Q2.

GAAP Results for the First Quarter 2020

•	Revenue for the first quarter of $92.4 million, up 30 percent year-over-year and up 6 percent from the previous quarter.

•	GAAP gross margin for the first quarter of 42.5 percent, down from 47.8 percent for the prior-year quarter and down from 48.4 percent for the fourth quarter of 2019.

•	GAAP net loss for the first quarter of $34.1 million, compared to GAAP net losses of $19.3 million for the prior-year quarter and $15.7 million for the fourth quarter of 2019.

Non-GAAP Results for the First Quarter 2020

•	Non-GAAP revenue for the first quarter of $93.8 million, up 32 percent year-over-year and up 6 percent from the previous quarter.

•	Non-GAAP gross margin for the first quarter of 53.1 percent, up from 52.3 percent for the prior-year quarter and down from 56.8 percent for the fourth quarter of 2019.

•	Adjusted EBITDA for the first quarter of negative $0.1 million, compared to $0.3 million for the prior-year quarter and $10.6 million for the fourth quarter of 2019.

For a reconciliation of our GAAP to non-GAAP results, please see the tables below.

“We had a solid first quarter, even as COVID-19 began to impact our customers and us in March,” said Matt Flake, CEO of Q2. “I was encouraged by our sales performance and our ability to execute deals in March as we shifted to working remotely. We added two new Tier 1 digital banking customers in addition to two new Tier 1 digital lending customers. Our delivery and customer success teams aided in the onboarding of approximately 800,000 users as the importance of our digital channel continued to grow due to social distancing restrictions. As our customers shift their time and resources to mitigating the impact of COVID-19, we anticipate a slowdown in new business bookings along with decisions to delay implementations in the coming months. Nevertheless, we will remain focused on providing our customers with exceptional service and reliability as long as this environment persists, and remain confident that we will emerge from this crisis in a strong position to continue our leadership in digital transformation across financial services.”

First Quarter Highlights

•	Signed two new Tier 1 digital banking deals, including a $9 billion bank in the Midwest.

•	Signed a digital banking contract for our retail solution with an existing Tier 1 corporate customer, a $12 billion bank in the Northeast.

•	Signed a Tier 1 PrecisionLender contract with an $8 billion bank in the Northeast.

•	Signed a Tier 1 Cloud Lending contract with a European asset finance company.

•	Exited the first quarter with approximately 15.4 million registered users on the Q2 platform, representing 18 percent year-over-year and 5 percent sequential growth.

“We reported first quarter adjusted EBITDA above our previously-issued guidance in part due to the proactive measures we took to limit travel and marketing related spend in March as we began to experience the impacts of COVID-19," said Jennifer Harris, CFO of Q2. “We are being cautious as a result of the uncertainties and risks posed by COVID-19 and are revising our full-year guidance to reflect our current outlook on new customer bookings, as well as the potential for project delays on new implementations in the coming months.”

Financial Outlook

As of May 6, 2020, Q2 Holdings is providing guidance for its second quarter of 2020 and revised guidance for its full-year 2020, which represent Q2 Holdings’ estimates as of the date hereof of the anticipated impacts of the COVID-19 pandemic on Q2 Holdings’ operations and financial results. The financial information below represents forward-looking non-GAAP financial information, including an estimate of non-GAAP revenue and adjusted EBITDA. GAAP net loss is the most comparable GAAP measure to adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes items such as depreciation and amortization, stock-based compensation, acquisition-related costs, interest, income taxes, unoccupied lease charges and the impact to deferred revenue from purchase accounting. Q2 Holdings is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Q2 Holdings has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking adjusted EBITDA guidance to GAAP net loss, although it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Q2 Holdings is providing guidance for its second quarter 2020 as follows:

•	Total Non-GAAP revenue of $94.0 million to $96.0 million, which would represent year-over-year growth of 21 percent to 24 percent.

•	Adjusted EBITDA of $3.0 million to $4.0 million.

Q2 Holdings is providing guidance for the full-year 2020 as follows:

•	Total Non-GAAP revenue of $393.0 million to $400.0 million, which would represent year-over-year growth of 24 percent to 26 percent.

•	Adjusted EBITDA of $16.0 million to $19.0 million.

Conference Call Details

Date:	May 7, 2020
Time:	8:30 a.m. EST
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	U.S. toll free: 1-833-979-2706
International: 1-236-714-2219
Conference ID:	9408339

Please join the conference call at least 10 minutes early to ensure the line is connected. A live webcast of the conference call and financial results will be accessible from the investor relations section of the Q2 website at http://investors.q2ebanking.com/.

An archived replay of the webcast will be available on this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 is a secure, cloud-based digital transformation solutions company headquartered in Austin, Texas. Since 2004, it has been our mission to build stronger communities by strengthening their financial institutions. Our digital banking solutions for deposits, money movement, lending, leasing, security and fraud enable financial institutions to deliver a better financial experience to their account holders. Our bank and credit union customers, along with emerging financial services providers, also benefit from actionable data analytics and access to open technology tools. To learn more about Q2, visit www.q2ebanking.com.

Use of Non-GAAP Measures

Q2 uses the following non-GAAP financial measures: non-GAAP revenue; adjusted EBITDA; non-GAAP gross margin; non-GAAP gross profit; non-GAAP sales and marketing expense; non-GAAP research and development expense; non-GAAP general and administrative expense; non-GAAP operating expense; non-GAAP operating income (loss); non-GAAP net income; non-GAAP net income per share; and pro forma weighted-average diluted number of common shares outstanding. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance.

In the case of non-GAAP revenue, Q2 adjusts revenue to exclude the impact to deferred revenue from purchase accounting adjustments. In the case of adjusted EBITDA, Q2 adjusts net loss for such items as interest, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, amortization of technology and intangibles, unoccupied lease charges and the impact to deferred revenue from purchase accounting. In the case of non-GAAP gross margin and non-GAAP gross profit, Q2 adjusts gross profit and gross margin for stock-based compensation amortization of acquired technology, acquisition-related costs and the impact to deferred revenue from purchase accounting. In the case of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-

GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. Non-GAAP Operating Expense is calculated by taking the sum of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense. In the case of non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per share, Q2 adjusts operating loss and net loss, respectively, for stock-based compensation, acquisition related-costs, amortization of acquired technology, amortization of acquired intangibles, unoccupied lease charges, the impact to deferred revenue from purchase accounting, and with respect to non-GAAP net income, amortization of debt discount and issuance costs. In the case of pro forma diluted weighted-average number of common shares outstanding, we adjust diluted weighted-average number of common shares outstanding by the weighted-average effect of potentially dilutive shares.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating and net income (loss). As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.
Q2’s management uses these non-GAAP measures as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.
Forward-looking Statements
This press release contains forward-looking statements, including statements about the impacts of the COVID-19 pandemic on Q2 and its customers, and Q2’s response thereto, the transition to digital financial solutions and Q2’s market opportunity, sales and bookings momentum, investments in innovation and growth and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include the adverse impacts of the COVID-19 pandemic on Q2’s business operations and on global economic and financial markets, including on Q2’s clients, its customers, partners and suppliers and employees and business, as well as risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers, new markets with Alt-FIs and FinTechs and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated, in particular with respect to Tier 1 customers and Alt-FI and FinTech customers; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the risk that changes in Q2’s market, business or sales organization negatively impacts its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2’s solutions and the impact that the timing of bookings may have on Q2’s revenue and financial performance in a period; (f) the risk that errors, interruptions or delays in Q2’s products or services or Web hosting negatively impacts Q2’s business and sales; (g) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure and the resultant harm to Q2’s business and its ability to sell its products and services; (h) the impact that a slowdown in the economy, financial markets and credit markets may have on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2’s business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) the risks associated with anticipated higher operating expenses in 2020 and beyond; (q) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (r) the risks associated with further consolidation in the financial services industry; (s) risks associated with selling Q2 solutions internationally; and (t) the risk that Q2 debt repayment obligations may adversely affect its financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms.
Additional information relating to the uncertainty affecting the Q2 business is contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

MEDIA CONTACT:	INVESTOR CONTACT:
Beth Williams	Josh Yankovich or Steve Calk
Q2 Holdings, Inc.	Q2 Holdings, Inc.
O: 512.685.2023	O: (512) 682-4463
beth.williams@q2ebanking.com	josh.yankovich@q2ebanking.com
stephen.calk@q2ebanking.com

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2020	December 31, 2019
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$83,078	$100,094
Restricted cash	3,450	3,468
Investments	29,752	32,325
Accounts receivable, net	26,582	22,442
Contract assets, current portion, net	993	872
Prepaid expenses and other current assets	9,315	6,354
Deferred solution and other costs, current portion	17,256	15,609
Deferred implementation costs, current portion	8,388	5,171
Total current assets	178,814	186,335
Property and equipment, net	48,681	39,252
Right of use assets	33,211	35,388
Deferred solution and other costs, net of current portion	32,621	29,220
Deferred implementation costs, net of current portion	14,586	15,848
Intangible assets, net	213,998	223,861
Goodwill	462,274	462,023
Contract assets, net of current portion and allowance	16,988	15,189
Other long-term assets	1,325	2,318
Total assets	$1,002,498	$1,009,434

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$67,376	$65,976
Deferred revenues, current portion	64,192	57,850
Lease liabilities, current portion	8,960	9,140
Total current liabilities	140,528	132,966
Convertible notes, net of current portion	430,272	424,784
Deferred revenue, net of current portion	33,406	32,954
Lease liabilities, net of current portion	33,717	36,079
Other long-term liabilities	3,665	3,239
Total liabilities	641,588	630,022

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	638,743	622,692
Accumulated other comprehensive income (loss)	(163)	14
Accumulated deficit	(277,675)	(243,299)
Total stockholders' equity	360,910	379,412
Total liabilities and stockholders' equity	$1,002,498	$1,009,434

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
	(unaudited)	(unaudited)

Revenues (1)	$92,380	$71,296
Cost of revenues (2) (3)	53,107	37,184
Gross profit	39,273	34,112

Operating expenses:
Sales and marketing (2)	19,884	15,805
Research and development (2)	24,958	17,657
General and administrative (2)	19,110	13,860
Acquisition related costs (4)	(1,967)	2,718
Amortization of acquired intangibles	4,491	1,215
Total operating expenses	66,476	51,255
Loss from operations	(27,203)	(17,143)
Other income (expense), net	(6,465)	(2,207)
Loss before income taxes	(33,668)	(19,350)
Benefit from (provision for) income taxes	(440)	39
Net Loss	$(34,108)	$(19,311)
Other comprehensive loss:
Unrealized gain (loss) on available-for-sale investments	(122)	113
Foreign currency translation adjustment	(55)	12
Comprehensive loss	$(34,285)	$(19,186)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.70)	$(0.44)
Weighted average common shares outstanding, basic and diluted	48,581	43,773

(1)	Includes deferred revenue reduction from purchase accounting of $1.4 million for the three months ended March 31, 2020.

(2)	Includes stock-based compensation expenses as follows:

	Three Months Ended March 31,
	2020	2019
Cost of revenues	$3,408	$1,548
Sales and marketing	2,754	1,806
Research and development	3,770	2,012
General and administrative	4,604	3,530
Total stock-based compensation expenses	$14,536	$8,896

(3)	Includes amortization of acquired technology of $5.5 million and $1.6 million for the three months ended March 31, 2020 and 2019, respectively.

(4) Includes a reduction of $3.1 million in the estimated payment of contingent consideration based on the Company's expectations of actual achievement.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2020	2019
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	$(34,108)	$(19,311)
Adjustments to reconcile net loss to net cash
from operating activities:
Amortization of deferred implementation, solution and other costs	3,905	1,464
Depreciation and amortization	13,017	5,821
Amortization of debt issuance costs	459	250
Amortization of debt discount	5,031	2,298
Amortization of premiums on investments	(49)	(84)
Stock-based compensation expenses	14,866	9,154
Deferred income taxes	414	133
Other non-cash charges	133	76
Changes in operating assets and liabilities	(19,467)	(10,687)
Net cash used in operating activities	(15,799)	(10,886)
Cash flows from investing activities:
Net maturities of investments	2,500	15,204
Purchases of property and equipment	(4,642)	(5,545)
Capitalization of software development costs	(287)	—
Net cash provided by (used in) investing activities	(2,429)	9,659
Cash flows from financing activities:
Proceeds from exercise of stock options to purchase common stock	1,194	3,428
Net cash provided by financing activities	1,194	3,428
Net increase (decrease) in cash, cash equivalents, and restricted cash	(17,034)	2,201
Cash, cash equivalents, and restricted cash, beginning of period	103,562	110,156
Cash, cash equivalents, and restricted cash, end of period	$86,528	$112,357

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
	(unaudited)	(unaudited)
GAAP revenue	$92,380	$71,296
Deferred revenue reduction from purchase accounting	1,442	—
Non-GAAP revenue	$93,822	$71,296

GAAP gross profit	$39,273	$34,112
Stock-based compensation	3,408	1,548
Amortization of acquired technology	5,477	1,631
Acquisition related costs	258	—
Deferred revenue reduction from purchase accounting	1,442	—
Non-GAAP gross profit	$49,858	$37,291

Non-GAAP gross margin:
Non-GAAP gross profit	$49,858	$37,291
Non-GAAP revenue	93,822	71,296
Non-GAAP gross margin	53.1%	52.3%

GAAP sales and marketing expense	$19,884	$15,805
Stock-based compensation	(2,754)	(1,806)
Non-GAAP sales and marketing expense	$17,130	$13,999

GAAP research and development expense	$24,958	$17,657
Stock-based compensation	(3,770)	(2,012)
Non-GAAP research and development expense	$21,188	$15,645

GAAP general and administrative expense	$19,110	$13,860
Stock-based compensation	(4,604)	(3,530)
Non-GAAP general and administrative expense	$14,506	$10,330

GAAP operating loss	$(27,203)	$(17,143)
Deferred revenue reduction from purchase accounting	1,442	—
Stock-based compensation	14,536	8,896
Acquisition related costs	(1,709)	2,718
Amortization of acquired technology	5,477	1,631
Amortization of acquired intangibles	4,491	1,215
Non-GAAP operating loss	$(2,966)	$(2,683)

GAAP net loss	$(34,108)	$(19,311)
Deferred revenue reduction from purchase accounting	1,442	—
Stock-based compensation	14,536	8,896
Acquisition related costs	(1,709)	2,718
Amortization of acquired technology	5,477	1,631
Amortization of acquired intangibles	4,491	1,215
Amortization of debt discount and issuance costs	5,490	2,548
Non-GAAP net loss	$(4,381)	$(2,303)

Reconciliation from diluted weighted-average number of common shares as reported to pro forma diluted weighted average number of common shares
Diluted weighted-average number of common shares, as reported	48,581	43,773
Weighted-average effect of potentially dilutive shares	—	—
Pro forma diluted weighted-average number of common shares	48,581	43,773

Calculation of non-GAAP loss per share:
Non-GAAP net loss	$(4,381)	$(2,303)
Pro forma diluted weighted-average number of common shares	48,581	43,773
Non-GAAP net loss per share	$(0.09)	$(0.05)

Reconciliation of GAAP net loss to adjusted EBITDA:
GAAP net loss	$(34,108)	$(19,311)
Depreciation and amortization	13,017	5,821
Stock-based compensation	14,536	8,896
(Benefit from) provision for income taxes	440	(39)
Interest (income) expense, net	6,275	2,178
Acquisition related costs	(1,709)	2,718
Deferred revenue reduction from purchase accounting	1,442	—
Adjusted EBITDA	$(107)	$263

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Revenue Guidance
(in thousands)

	Q2 2020 Guidance		Full Year 2020 Guidance
	Low	High	Low	High

GAAP Revenue	$92,700	$94,700	$388,650	$395,650
Deferred revenue reduction from purchase accounting	1,300	1,300	4,350	4,350
Non-GAAP revenue	$94,000	$96,000	$393,000	$400,000